UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237)

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2008

Date of reporting period: August 1, 2007— July 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Growth Opportunities Fund

FUND SYMBOL (CLASS A SHARES): POGAX

7|31|08

Annual Report

PUTNAM INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Growth
Opportunities
Fund

7|31|08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leaders. .	5
Performance in depth	9
Expenses	11
Portfolio turnover	13
Risk	13
Your fund’s management	14
Terms and definitions	15
Trustee approval of management contract	16
Other information for shareholders	19
Financial statements	20
Federal tax information	34
Brokerage commissions	34
About the Trustees	35
Officers	38

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder:

The past 12 months have presented the economy with a growing set of challenges, and financial markets have responded with losses across a wide range of sectors globally. It is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, to ensure that your portfolio is well diversified, and to seek the counsel of your financial representative.

At Putnam, we continually strive to offer the best investment returns, innovative products, and award-winning service to our shareholders. In keeping with this tradition, we are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company.

Mr. Reynolds brings to Putnam substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. We look forward to working with Bob as we continue our goal to position Putnam to exceed our shareholders’ expectations.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Respectfully yours,

Charles E. Haldeman, Jr.
President of the Funds

John A. Hill
Chairman of the Trustees

September 17, 2008

About the fund
Investing in America’s large growing companies

When Putnam Growth Opportunities Fund opened to the investing public in August 1997, its managers were committed to seeking growth potential in the types of U.S. companies that dominated the markets — large yet flexible, coupling the benefits of size and scale with the ability to respond to changing tastes and new technologies.

More than a decade later, the fund continues to target the stocks of these companies, using rigorous research techniques to identify those believed to have both a competitive edge and the potential to produce strong profits. Of course, as with any fund that invests in stocks, there are risks involved. The fund’s focus on large U.S. companies can affect its performance, particularly during times when large-cap stocks are out of favor. The management team seeks to manage this risk by investing with a long-term perspective, looking for companies it believes have the fundamental strength to deliver results over time, despite market setbacks. While the fund’s management strategy favors growth stocks, the portfolio team also seeks to cushion the impact of market volatility at times when growth-style investing is out of favor.

In the fund’s first report to shareholders, then-Chairman of the Trustees George Putnam wrote of the management team: “Besides taking advantage of today’s opportunities, they have sought companies that have proved themselves in fair weather and foul, mindful that exuberant markets such as today’s do not last forever.”

While not all large-cap companies in which the fund has invested have been able to weather the tough times, many that were in the fund’s portfolio in the mid-1990s have continued to grow and prosper. Several of them, including Microsoft, Intel, and The Home Depot, have since been added to the select group of 30 companies that make up the Dow Jones Industrial Average.

Regardless of how market conditions change in the years ahead, your fund’s management team will continue to favor what we view as leading companies with dominant products, services, and barriers to entry against potential competitors. We believe that such companies, when the market underestimates the sustainability of their growth and returns, make attractive investments.

Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Growth They look for companies with a history of strong profitability and increasing stock prices based on rising estimates of future earnings.

Quality They assess company management teams, looking for those that show good judgment in capital spending and financing decisions, and who manage company assets efficiently.

Valuation They carefully consider how each stock is valued, seeking stocks that are inexpensive relative to the company’s growth potential.

Putnam Growth Opportunities Fund seeks to invest in
leading large companies with the potential to grow rapidly.

Performance and portfolio snapshots

Average annual total return (%) comparison as of 7/31/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 9–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“Despite the economic circumstances, we
believe that long-term investors can benefit
from today’s attractive stock valuations and
better prospects ahead.”

Jeffrey Knight, Portfolio Leader, Putnam Growth Opportunities Fund

Allocations are represented as a percentage of net assets and may not equal 100%. Holdings and allocations may vary over time.

Sector allocations as of 7/31/08

Jeff, how did the fund perform, particularly after you and Rob took over as fund managers and repositioned the portfolio during the month of February?

For the full year, the fund had a loss of –8.76%, which was below the return of our peer group but well ahead of the –11.09% result of the fund’s primary benchmark, the S&P 500 Index. After we became managers of the fund and repositioned the portfolio in February, we maintained the outperformance of the benchmark and improved the fund’s ranking in the peer group as well. However, like the stock market in general, the fund posted a negative return in the second half of the year.

What economic and market forces influenced stocks during the period?

Stocks were hurt by the liquidity and credit crisis that was already underway when the fiscal year began last August. These trends had been triggered by the decline in the housing market and the defaults of subprime mortgages. As financial institutions experienced massive losses on mortgage securities, their stock prices fell sharply. The selling in the financials sector peaked in two episodes that prompted action by federal authorities: the sale of Bear Stearns in March and government guarantees to support Fannie Mae and Freddie Mac during July. Since the winter months, the financial crisis has been further complicated by a steep rise in commodity prices. The soaring costs of oil and other fuels posed a new threat to economic growth by pushing up inflation on basic needs such as gasoline, food, and electricity, leaving consumers with less money to spend on other items.

Rob, can you describe changes to the portfolio that the new team introduced?

First, let me say that we were pleased with the opportunity to manage this fund because of its focus on large-cap growth stocks. This is an area that has been overlooked by many investors in recent years. We believe we can find many stocks that offer attractive capital appreciation potential. While the fund’s style has remained the same, we have introduced to the investment process a greater recognition of macroeconomic factors. Second, we wanted to reduce the industry risk in the portfolio,

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/08. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 15.

and we decided that the fund’s sector weightings should be closer to those of the benchmark, the S&P 500 Index. Third, we bought a larger number of stocks than the fund has held in recent years, increasing the number of portfolio holdings from approximately 90 to approximately 150. Our intention is to manage volatility by having smaller individual positions in a greater number of companies.

In terms of specific changes, we wanted to reduce the fund’s risk in financial stocks. We sold a large position in Goldman Sachs and reduced a position in American International Group, a large insurance company, as part of our effort to reduce the weighting in troubled financial stocks. We also reduced the consumer cyclicals weighting by selling Harley-Davidson and reducing the position in Walt Disney Co., among others. We added to the strong-performing energy sector. Large holdings in the sector included ExxonMobil and Occidental Petroleum.

What impact did these changes have on performance?

The newly positioned portfolio went on to outperform the S&P 500 Index from February through July, although it’s important to point out that the fund had negative results during these five months, as did growth-style stocks and the market in general.

Jeff, please describe some stocks that performed particularly well for the year.

Two of the fund’s best performers were in the technology sector. Apple Computer has had ups and downs because of its dependence on U.S. consumer spending, but it posted gains for the year as a whole. Its iPhone product continues to grow in popularity, and in June the company introduced a newer, less expensive model that has been selling well. These devices, along with the new stores Apple has opened, are attracting new customers to purchase Mac computers, which have attractive profit margins.

Also in the technology sector, Google contributed positively to performance. Google continues to dominate the field of online advertising. The stock has struggled in recent months because the weak economy is depressing consumer spending and business efforts to attract new consumers. Nevertheless, we continue to own the stock because we believe that Google offers great long-term advantages over industry rival Yahoo!

In the health-care sector, Express Scripts and Medco Health Solutions continued to perform well. Both of these companies have thriving mail-order drug businesses and have been successful in transitioning health plan participants to using generic pharmaceuticals. Express Scripts has delivered earnings growth through higher profit margins, while Medco has been able to grow both earnings and revenue.

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 7/31/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Exxon Mobil Corp. (4.5%)	Energy	Oil and gas
Microsoft Corp. (2.6%)	Technology	Software
Procter & Gamble Co. (The) (2.5%)	Consumer staples	Consumer goods
Lockheed Martin Corp. (2.4%)	Capital goods	Aerospace and defense
Johnson & Johnson (2.3%)	Health care	Pharmaceuticals
IBM Corp. (2.2%)	Technology	Computers
Apple Computer, Inc. (2.1%)	Technology	Computers
Occidental Petroleum Corp. (1.9%)	Energy	Oil and gas
Hewlett-Packard Co. (1.9%)	Technology	Computers
General Electric Co. (1.7%)	Conglomerates	Conglomerates

In the basic materials sector, Potash Corp. of Saskatchewan, based in Canada, performed very well. Potash provides a key ingredient for manufacturing chemical fertilizers. The stock price nearly doubled because of greater demand for fertilizers, as prices soared for both food and for agricultural products used as biofuels.

Rob, what stocks had a negative impact?

Two of the holdings that contributed much of the under-performance for the fiscal year were Countrywide and Bear Stearns, though both had been sold from the fund before January 2008. Countrywide was the nation’s largest mortgage issuer, and Bear Stearns was an 84-year-old Wall Street institution, but both were brought down by the collapse of the housing market and mortgage securities, and bought at fire sale prices. Another stock that underperformed was CB Richard Ellis Group, a real estate company. In recent months the stock has lost value as the real estate market has declined with the economy. We continue to hold it because we believe that the company has attractive exposure to growing international markets such as India, where it manages many commercial properties.

Another holding that is not seen as a financial stock nevertheless suffered from the credit crisis. McGraw-Hill, a publishing company that owns Standard & Poor’s, fell because S&P’s credit ratings of mortgage-backed bonds have been called into question by regulators. Also, the decline in new bond issuance during recent months has hurt the company’s revenues from rating new bonds. Given McGraw-Hill’s near-term challenges, we sold the fund’s position in this stock.

What is your outlook for the fund and for growth-style investments in the next fiscal year?

In the short run, weak economic growth and higher inflation create a difficult environment for stocks and could dampen fund performance. We remain in a bear market whose duration is, of course, uncertain. High energy prices may cause a consumer recession that could hurt the retail, manufacturing, food, and transportation industries, among others. The more attractive sectors, in our view, are technology and health care, because we believe businesses must continue to invest in capital equipment and people will spend money to maintain their physical well-being. But bear markets do end. Looking out over the long term, we believe equity market valuations are becoming increasingly attractive. Stock market averages have remained roughly unchanged in real terms over the past decade, even though profits have been soaring. We believe that investors with longer investment horizons can benefit from today’s attractive stock valuations and better prospects ahead.

I N  T H E  N E W S

The price of oil began the period at $78 per barrel and rose steadily, reaching a peak of $147 during the day on July 11 before settling back to $145 at the close of that day. From that point, the price of oil fell, finishing July 2008 at $124. Strong global demand and constricted supply were the main drivers of this run-up. In particular, the vibrant economies of the developing world helped spur petroleum prices higher. The main factor behind the recent decline in the price of oil was a downward revision in the consensus projected annual growth in gross domestic product (GDP) in China from about 12% to around 9%. While this rate of growth is still quite strong, the revision surprised the oil markets.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

The fund is invested in large-cap growth companies that offer a combination of features, such as stable cash flows, broad international exposure, and durable profit models less sensitive to the economic cycle. Many of these companies have diverse revenue streams, so when a problem arises in one area it is less of a risk to the companies’ overall earnings outlook. We favor stocks with these characteristics because we think they can withstand a downturn in the U.S. economy. Should the economy avoid a recession and conditions in the stock market become healthier, we believe that these stocks can also participate in a market rally.

Thank you, Jeff and Rob, for talking with us today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/1/99)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	4.73%	4.25%	3.91%	3.91%	3.96%	3.96%	4.16%	3.88%	4.47%	4.94%

10 years	–19.62	–24.25	–25.41	–25.41	–25.23	–25.23	–23.59	–26.25	–21.55	–17.56
Annual average	–2.16	–2.74	–2.89	–2.89	–2.87	–2.87	–2.65	–3.00	–2.40	–1.91

5 years	16.23	9.52	11.89	9.89	11.92	11.92	13.34	9.40	14.80	17.70
Annual average	3.05	1.84	2.27	1.90	2.28	2.28	2.54	1.81	2.80	3.31

3 years	3.47	–2.52	1.10	–1.90	1.17	1.17	1.90	–1.67	2.73	4.22
Annual average	1.14	–0.85	0.37	–0.64	0.39	0.39	0.63	–0.56	0.90	1.39

1 year	–8.76	–14.03	–9.50	–14.03	–9.45	–10.36	–9.23	–12.38	–8.99	–8.52

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 7/31/98 to 7/31/08

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $7,459 and $7,477, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $7,375 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $7,845 and $8,244, respectively.

Comparative index returns For periods ended 7/31/08

			Lipper Large-Cap
		Russell 1000	Growth Funds
	S&P 500 Index	Growth Index	category average*

Annual average (life of fund)	8.08%	6.32%	6.21%

10 years	33.18	8.62	23.17
Annual average	2.91	0.83	1.91

5 years	40.44	36.29	34.18
Annual average	7.03	6.39	5.97

3 years	8.81	11.11	9.72
Annual average	2.85	3.57	3.07

1 year	–11.09	–6.29	–5.72

Index and Lipper results should be compared to fund performance at net asset value.

* Over 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/08, there were 765, 655, 531, 260, and 135 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 7/31/08

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/07	$14.84	$15.75*	$13.89	$14.07	$14.19	$14.70*	$14.68	$15.14

7/31/08	13.54	14.37	12.57	12.74	12.88	13.35	13.36	13.85

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

* Reflects an increase in sales charges that took effect on 1/2/08.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/1/99)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	4.93%	4.44%	4.11%	4.11%	4.16%	4.16%	4.36%	4.07%	4.67%	5.14%

10 years	–17.32	–22.08	–23.30	–23.30	–23.11	–23.11	–21.43	–24.19	–19.30	–15.25
Annual average	–1.88	–2.46	–2.62	–2.62	–2.59	–2.59	–2.38	–2.73	–2.12	–1.64

5 years	21.11	14.17	16.58	14.58	16.65	16.65	18.10	13.92	19.65	22.66
Annual average	3.90	2.69	3.12	2.76	3.13	3.13	3.38	2.64	3.65	4.17

3 years	10.02	3.72	7.60	4.60	7.59	7.59	8.39	4.61	9.29	10.86
Annual average	3.23	1.22	2.47	1.51	2.47	2.47	2.72	1.51	3.01	3.50

1 year	–9.38	–14.59	–10.08	–14.58	–10.09	–10.99	–9.81	–12.97	–9.61	–9.19

Fund’s annual operating expenses For the fiscal year ended 7/31/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.32%	2.07%	2.07%	1.82%	1.57%	1.07%

Total annual fund operating expenses	1.53%	2.28%	2.28%	2.03%	1.78%	1.28%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 7/31/08.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Growth Opportunities Fund from February 1, 2008, to July 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.19	$9.80	$9.80	$8.60	$7.40	$4.99

Ending value (after expenses)	$945.50	$941.60	$942.30	$943.60	$944.80	$946.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2008, use the following calculation method. To find the value of your investment on February 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.42	$10.17	$10.17	$8.92	$7.67	$5.17

Ending value (after expenses)	$1,018.50	$1,014.77	$1,014.77	$1,016.01	$1,017.26	$1,019.74

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.28%	2.03%	2.03%	1.78%	1.53%	1.03%

Average annualized expense ratio for Lipper peer group†	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees, except for class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/08.

Your fund’s portfolio turnover and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Growth Opportunities Fund	69%	65%	88%	114%	53%

Lipper Large-Cap Growth Funds category average	90%	92%	90%	96%	92%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 7/31/08.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Global Asset Allocation Team. Jeffrey Knight and Robert Schoen are Portfolio Leaders of your fund.

For a complete listing of the members of the Putnam Global Asset Allocation Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Trustee and Putnam employee fund ownership

As of July 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$211,000	$76,000,000

Putnam employees	$3,476,000	$568,000,000

Other Putnam funds managed by the Portfolio Leaders

Jeffrey Knight is also a Portfolio Leader of Putnam Asset Allocation Funds (Growth, Balanced, and Conservative Portfolios), Putnam Income Strategies Fund, and Putnam Voyager Fund, and a Portfolio Member of The George Putnam Fund of Boston and Putnam Discovery Growth Fund.

Robert Schoen is also a Portfolio Leader of Putnam Voyager Fund, and a Portfolio Member of Putnam Asset Allocation Funds (Growth, Balanced, and Conservative Portfolios), Putnam Income Strategies Fund, and Putnam Discovery Growth Fund.

Jeffrey Knight and Robert Schoen may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Investment team fund ownership

The following table shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2008, and July 31, 2007.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 7/31/07.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 3rd percentile in management fees and in the 52nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios

(exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	90th

Three-year period	83rd

Five-year period	94th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 723, 602, and 515 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

The Trustees noted the disappointing performance for your fund for the one-year, three-year, and five-year periods ended December 31, 2007. In this regard, the Trustees considered that, similar to the experience of certain other Putnam funds with exposure to the large-cap equity space,

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Large-Cap Growth Funds category for the one-year, five-year and ten-year periods ended June 30, 2008 were 81%, 92%, and 95%, respectively. Over the one-year, five-year and ten-year periods ended June 30, 2008, your fund ranked 612th out of 756, 487th out of 530, and 247th out of 259 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

your fund’s performance would have been materially better over these periods but for the performance of a limited number of portfolio choices in the financial sector that experienced extreme distress in the market turmoil that began in the summer of 2007. In addition, following leadership and portfolio management team changes, Putnam Management continues to make efforts to enhance the strength of the Large Cap Equities team, and Putnam Management has centralized the equity research structure. These changes were made to strengthen the investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and to enhance the performance potential for Putnam funds with exposure to the large-cap equity space.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Growth Opportunities Fund, a series of Putnam Investment Funds, including the fund’s portfolio, as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Growth Opportunities Fund as of July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 10, 2008

The fund’s portfolio 7/31/08

COMMON STOCKS (98.7%)*	Shares	Value

Advertising and Marketing Services (0.6%)
Omnicom Group, Inc.	59,800	$2,552,862

		2,552,862
Aerospace and Defense (5.6%)
Boeing Co. (The)	88,600	5,414,346

L-3 Communications Holdings, Inc.	29,100	2,871,878

Lockheed Martin Corp.	92,200	9,619,226

United Technologies Corp.	77,700	4,971,246

		22,876,696
Banking (2.4%)
Barclays PLC ADR (United Kingdom) S	57,500	1,564,000

Northern Trust Corp.	7,200	562,824

Toronto-Dominion Bank (The) (Canada)	36,500	2,217,740

U.S. Bancorp	177,900	5,445,519

		9,790,083
Beverage (2.1%)
Coca-Cola Co. (The) S	61,100	3,146,650

Pepsi Bottling Group, Inc. (The)	76,800	2,138,880

PepsiCo, Inc.	47,100	3,134,976

		8,420,506
Biotechnology (2.5%)
Amgen, Inc. †	49,200	3,081,396

Biogen Idec, Inc. †	53,600	3,739,136

Genzyme Corp. †	45,300	3,472,245

		10,292,777
Cable Television (0.8%)
DirecTV Group, Inc. (The) † S	122,600	3,312,652

		3,312,652
Chemicals (2.6%)
Celanese Corp. Ser. A	23,100	890,043

Monsanto Co.	53,100	6,324,741

Potash Corp. of Saskatchewan (Canada)	16,400	3,350,028

		10,564,812
Commercial and Consumer Services (0.7%)
Dun & Bradstreet Corp. (The)	17,931	1,732,852

Equifax, Inc.	31,100	1,091,299

		2,824,151
Communications Equipment (1.9%)
Cisco Systems, Inc. †	305,112	6,709,413

Corning, Inc.	52,100	1,042,521

		7,751,934
Computers (7.3%)
Apple Computer, Inc. †	52,600	8,360,770

EMC Corp. †	246,500	3,699,965

Hewlett-Packard Co.	174,700	7,826,560

IBM Corp.	68,500	8,766,630

NetApp, Inc. †	45,400	1,159,970

		29,813,895
Conglomerates (2.6%)
General Electric Co. S	245,500	6,945,195

Honeywell International, Inc.	40,200	2,043,768

Tyco International, Ltd. (Bermuda)	33,100	1,474,936

		10,463,899
Consumer Finance (1.0%)
Capital One Financial Corp.	100,200	4,194,372

		4,194,372
Consumer Goods (3.5%)
Clorox Co.	24,200	1,318,900

Colgate-Palmolive Co.	19,500	1,448,265

Procter & Gamble Co. (The)	157,000	10,280,360

Unilever NV ADR (NY Shares) (Netherlands)	45,400	1,258,034

		14,305,559

COMMON STOCKS (98.7%)* cont.	Shares	Value

Consumer Services (0.1%)
Netflix, Inc. † S	11,900	$367,591

		367,591
Containers (0.2%)
Owens-Illinois, Inc. †	17,200	726,528

		726,528
Electric Utilities (0.6%)
Edison International	13,600	657,424

FirstEnergy Corp.	12,100	889,955

Public Service Enterprise Group, Inc.	24,900	1,040,820

		2,588,199
Electrical Equipment (0.3%)
Emerson Electric Co.	24,400	1,188,280

		1,188,280
Electronics (3.1%)
Intel Corp.	303,000	6,723,570

MEMC Electronic Materials, Inc. †	27,500	1,270,775

National Semiconductor Corp.	61,900	1,296,805

Texas Instruments, Inc.	138,100	3,366,878

		12,658,028
Energy (Oil Field) (4.0%)
Dresser-Rand Group, Inc. †	13,300	506,730

FMC Technologies, Inc. †	27,000	1,668,060

Halliburton Co.	110,600	4,957,092

National-Oilwell Varco, Inc. †	49,124	3,862,620

Noble Corp.	15,000	778,050

Schlumberger, Ltd.	23,200	2,357,120

Transocean, Inc. †	15,400	2,094,862

		16,224,534
Energy (Other) (0.2%)
First Solar, Inc. † S	3,200	912,352

		912,352
Financial (0.9%)
Assurant, Inc.	44,600	2,681,352

Nasdaq OMX Group, Inc. (The) †	40,800	1,133,016

		3,814,368
Food (0.4%)
Bunge, Ltd. S	11,600	1,147,472

Sara Lee Corp.	42,100	575,086

		1,722,558
Gaming & Lottery (0.1%)
International Game Technology	15,500	336,505

		336,505
Health Care Services (2.6%)
Aetna, Inc.	39,600	1,623,996

Express Scripts, Inc. †	52,000	3,668,080

Humana, Inc. † S	33,100	1,453,421

Medco Health Solutions, Inc. †	35,300	1,750,174

WellPoint, Inc. †	39,400	2,066,530

		10,562,201
Insurance (1.1%)
AFLAC, Inc.	28,200	1,568,202

American International Group, Inc.	107,800	2,808,190

		4,376,392
Investment Banking/Brokerage (3.5%)
Blackstone Group LP (The)	131,300	2,438,241

Federated Investors, Inc.	35,900	1,179,674

Goldman Sachs Group, Inc. (The)	25,600	4,711,424

Invesco, Ltd.	22,000	512,380

Janus Capital Group, Inc. S	36,600	1,110,444

Raymond James Financial, Inc.	37,500	1,083,750

State Street Corp.	42,200	3,023,208

T. Rowe Price Group, Inc.	6,500	389,025

		14,448,146

COMMON STOCKS (98.7%)* cont.	Shares	Value

Machinery (4.0%)
AGCO Corp. † S	32,300	$1,933,155

Caterpillar, Inc.	87,700	6,096,904

Cummins, Inc.	31,500	2,089,710

Deere (John) & Co.	11,100	778,776

Ingersoll-Rand Co., Ltd. Class A (Bermuda)	22,500	810,000

Joy Global, Inc.	43,400	3,134,348

Terex Corp. †	29,000	1,372,570

		16,215,463
Manufacturing (0.1%)
Mettler-Toledo International, Inc. †	5,200	559,052

		559,052
Media (0.9%)
Time Warner, Inc.	84,200	1,205,744

Walt Disney Co. (The)	86,500	2,625,275

		3,831,019
Medical Technology (4.5%)
Baxter International, Inc.	15,100	1,036,011

Becton, Dickinson and Co.	52,800	4,483,248

Hospira, Inc. †	72,100	2,751,336

Intuitive Surgical, Inc. †	4,000	1,245,160

Medtronic, Inc.	83,700	4,421,871

St. Jude Medical, Inc. †	54,700	2,547,926

Varian Medical Systems, Inc. †	18,000	1,080,000

Zimmer Holdings, Inc. †	13,100	902,721

		18,468,273
Metals (1.0%)
Freeport-McMoRan Copper & Gold, Inc. Class B S	20,000	1,935,000

Nucor Corp.	11,700	669,474

Southern Copper Corp. S	17,700	491,706

United States Steel Corp.	7,400	1,186,664

		4,282,844
Oil & Gas (12.7%)
Chevron Corp.	44,500	3,762,920

ConocoPhillips	68,600	5,599,132

Devon Energy Corp.	40,800	3,871,512

Exxon Mobil Corp.	226,700	18,233,481

Hess Corp.	48,500	4,917,900

Marathon Oil Corp.	26,900	1,330,743

Occidental Petroleum Corp.	100,500	7,922,415

Sunoco, Inc. S	58,300	2,367,563

Tesoro Corp. S	38,500	594,440

Valero Energy Corp.	90,700	3,030,287

		51,630,393
Pharmaceuticals (5.2%)
Cephalon, Inc. † S	14,300	1,046,188

Eli Lilly & Co.	37,900	1,785,469

Forest Laboratories, Inc. †	22,700	806,077

Johnson & Johnson	135,500	9,277,685

Merck & Co., Inc.	104,700	3,444,630

Mylan Laboratories, Inc. † S	43,288	561,445

Schering-Plough Corp.	107,500	2,266,100

Wyeth	46,800	1,896,336

		21,083,930
Power Producers (0.8%)
AES Corp. (The) †	131,800	2,127,252

NRG Energy, Inc. † S	25,800	936,282

		3,063,534
Railroads (0.3%)
Norfolk Southern Corp.	14,700	1,057,224

		1,057,224

COMMON STOCKS (98.7%)* cont.	Shares	Value

Real Estate (0.5%)
CB Richard Ellis Group, Inc. Class A †	94,785	$1,331,729

Jones Lang LaSalle, Inc.	13,765	655,765

		1,987,494
Regional Bells (1.2%)
AT&T, Inc.	95,900	2,954,679

Verizon Communications, Inc.	58,600	1,994,744

		4,949,423
Restaurants (0.9%)
McDonald’s Corp.	15,700	938,703

Starbucks Corp. †	25,700	377,533

Yum! Brands, Inc.	69,600	2,493,072

		3,809,308
Retail (5.6%)
Abercrombie & Fitch Co. Class A	13,300	734,426

Amazon.com, Inc. †	2,900	221,386

Best Buy Co., Inc.	12,500	496,500

Big Lots, Inc. † S	28,500	868,110

BJ’s Wholesale Club, Inc. †	12,200	457,866

CVS Caremark Corp.	108,100	3,945,650

Dollar Tree, Inc. †	21,687	813,263

GameStop Corp. †	19,300	781,843

Kroger Co. S	75,600	2,137,968

Lowe’s Cos., Inc. S	110,500	2,245,360

Priceline.com, Inc. † S	10,600	1,218,470

Safeway, Inc. S	60,300	1,611,216

TJX Cos., Inc. (The)	77,800	2,622,638

Urban Outfitters, Inc. †	37,500	1,237,875

Wal-Mart Stores, Inc.	57,000	3,341,340

		22,733,911
Shipping (0.4%)
Kirby Corp. †	24,000	1,145,280

Ryder System, Inc.	6,800	448,528

		1,593,808
Software (4.8%)
Activision Blizzard, Inc. †	43,000	1,547,140

Adobe Systems, Inc. † #	105,900	4,378,965

Autodesk, Inc. †	14,386	458,770

Microsoft Corp.	417,600	10,740,672

Symantec Corp. †	109,600	2,309,272

		19,434,819
Technology Services (2.3%)
Accenture, Ltd. Class A (Bermuda)	30,500	1,273,680

Baidu.com ADR (China) †	2,400	833,160

eBay, Inc. †	76,142	1,916,494

Google, Inc. Class A †	8,757	4,148,629

Sohu.com, Inc. (China) †	7,237	546,249

Yahoo!, Inc. † S	30,800	612,612

		9,330,824
Telecommunications (0.2%)
American Tower Corp. Class A †	14,800	620,120

		620,120
Textiles (0.9%)
Coach, Inc. †	82,200	2,096,922

NIKE, Inc. Class B S	23,600	1,384,848

		3,481,770
Tire & Rubber (0.2%)
Goodyear Tire & Rubber Co. (The) †	33,500	657,605

		657,605

COMMON STOCKS (98.7%)* cont.	Shares	Value

Tobacco (1.2%)
Altria Group, Inc.	97,400	$1,982,090

Philip Morris International, Inc.	58,900	3,042,185

		5,024,275
Toys (0.3%)
Hasbro, Inc.	32,500	1,258,400

		1,258,400

Total common stocks (cost $417,077,706)		$402,163,369

INVESTMENT COMPANIES (0.1%)*	Shares	Value

iShares FTSE/Xinhua China 25 Index Fund	9,300	$417,570

Total investment companies (cost $473,916)		$417,570

SHORT-TERM INVESTMENTS (9.3%)*	Principal amount/shares	Value

Putnam Prime Money Market Fund [e]	7,444,899	$7,444,899

Short-term investments held as collateral for loaned securities with yields ranging from 2.00% to
2.96% and due dates ranging from August 1, 2008 to September 26, 2008 [d]	$30,410,168	30,372,183

Total short-term investments (cost $37,817,082)		$37,817,082

TOTAL INVESTMENTS

Total investments (cost $455,368,704)		$440,398,021

* Percentages indicated are based on net assets of $407,439,903.

† Non-income-producing security.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2008.

d See Note 1 to the financial statements.

e See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

S Securities on loan, in part or in entirety, at July 31, 2008.

At July 31, 2008, liquid assets totaling $3,801,300 have been designated as collateral for open futures contracts.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS OUTSTANDING at 7/31/08	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

S&P 500 Index (Long)	12	$3,801,300	Sep-08	$(199,672)

Total				$(199,672)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/08

ASSETS

Investment in securities, at value, including $29,508,879
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $447,923,805)	$432,953,122
Affiliated issuers (identified cost $7,444,899) (Note 5)	7,444,899

Cash	64

Foreign currency (cost $17,474) (Note 1)	17,474

Dividends, interest and other receivables	378,857

Receivable for shares of the fund sold	35,397

Receivable for securities sold	6,533,187

Total assets	447,363,000

LIABILITIES

Payable for variation margin (Note 1)	99,316

Payable for securities purchased	5,485,736

Payable for shares of the fund repurchased	2,650,315

Payable for compensation of Manager (Notes 2 and 5)	565,618

Payable for investor servicing fees (Note 2)	144,187

Payable for custodian fees (Note 2)	10,362

Payable for Trustee compensation and expenses (Note 2)	208,270

Payable for administrative services (Note 2)	3,349

Payable for distribution fees (Note 2)	146,630

Collateral on securities loaned, at value (Note 1)	30,372,183

Other accrued expenses	237,131

Total liabilities	39,923,097

Net assets	$407,439,903

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,175,293,915

Accumulated net realized loss on investments (Note 1)	(2,752,683,657)

Net unrealized depreciation of investments	(15,170,355)

Total — Representing net assets applicable to
capital shares outstanding	$407,439,903

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($305,508,377 divided by 22,564,760 shares)	$13.54

Offering price per class A share (100/94.25 of $13.54)*	$14.37

Net asset value and offering price per class B share
($73,688,219 divided by 5,860,713 shares)**	$12.57

Net asset value and offering price per class C share
($16,311,425 divided by 1,280,666 shares)**	$12.74

Net asset value and redemption price per class M share
($5,675,369 divided by 440,756 shares)	$12.88

Offering price per class M share (100/96.50 of $12.88)*	$13.35

Net asset value, offering price and redemption price per class R share
($172,204 divided by 12,889 shares)	$13.36

Net asset value, offering price and redemption price per class Y share
($6,084,309 divided by 439,302 shares)	$13.85

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/08

INVESTMENT INCOME

Dividends (net of foreign tax of $10,389)	$5,477,545

Interest (including interest income of $560,981
from investments in affiliated issuers) (Note 5)	570,847

Securities lending	103,089

Total investment income	6,151,481

EXPENSES

Compensation of Manager (Note 2)	3,475,539

Investor servicing fees (Note 2)	2,008,857

Custodian fees (Note 2)	24,294

Trustee compensation and expenses (Note 2)	37,183

Administrative services (Note 2)	25,296

Distribution fees — Class A (Note 2)	863,059

Distribution fees — Class B (Note 2)	1,213,661

Distribution fees — Class C (Note 2)	197,075

Distribution fees — Class M (Note 2)	52,624

Distribution fees — Class R (Note 2)	824

Other	450,847

Non-recurring costs (Notes 2 and 6)	954

Costs assumed by Manager (Notes 2 and 6)	(954)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(813,971)

Total expenses	7,535,288

Expense reduction (Note 2)	(81,730)

Net expenses	7,453,558

Net investment loss	(1,302,077)

Net realized gain on investments (Notes 1 and 3)	1,733,653

Net realized loss on futures contracts (Note 1)	(991,070)

Net unrealized depreciation of investments and
futures contracts during the year	(41,961,685)

Net loss on investments	(41,219,102)

Net decrease in net assets resulting from operations	$(42,521,179)

Statement of changes in net assets

DECREASE IN NET ASSETS
	Year ended	Year ended
	7/31/08	7/31/07

Operations:

Net investment loss	$(1,302,077)	$(3,827,678)

Net realized gain on investments	742,583	45,272,010

Net unrealized appreciation (depreciation)
of investments	(41,961,685)	46,166,293

Net increase (decrease) in net assets
resulting from operations	(42,521,179)	87,610,625

Redemption fees (Note 1)	679	1,163

Decrease from capital share
transactions (Note 4)	(117,564,644)	(184,607,948)

Total decrease in net assets	(160,085,144)	(96,996,160)

NET ASSETS

Beginning of year	567,525,047	664,521,207

End of year	$407,439,903	$567,525,047

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized and	Total from					Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a,b]	on investments	operations	investment income	distributions	fees	end of period	value (%) [c]	(in thousands)	net assets (%) [b,d]	net assets (%) [b]	turnover (%)

Class A
July 31, 2008	$14.84	(.01)	(1.29)	(1.30)	—	—	— [e]	$13.54	(8.76)	$305,508	1.29	(.04)	69.13
July 31, 2007	12.99	(.04)	1.89	1.85	—	—	— [e]	14.84	14.24	361,708	1.32	(.30)	64.83
July 31, 2006	13.20	— [e,f]	(.09)	(.09)	(.12)	(.12)	— [e]	12.99	(.74) [f]	353,600	1.26 [f]	(.03) [f]	88.39
July 31, 2005	11.94	.07 [g,h]	1.19	1.26	—	—	— [e]	13.20	10.55 [h]	451,245	1.37	.60 [g,h]	114.18
July 31, 2004	11.75	(.03)	.22	.19	—	—	— [e]	11.94	1.62	625,338	1.34	(.26)	53.05

Class B
July 31, 2008	$13.89	(.11)	(1.21)	(1.32)	—	—	— [e]	$12.57	(9.50)	$73,688	2.04	(.81)	69.13
July 31, 2007	12.24	(.14)	1.79	1.65	—	—	— [e]	13.89	13.48	167,563	2.07	(1.03)	64.83
July 31, 2006	12.44	(.10) [f]	(.09)	(.19)	(.01)	(.01)	— [e]	12.24	(1.55) [f]	267,264	2.01 [f]	(.77) [f]	88.39
July 31, 2005	11.34	(.02) [g,h]	1.12	1.10	—	—	— [e]	12.44	9.70 [h]	425,258	2.12	(.17) [g,h]	114.18
July 31, 2004	11.24	(.12)	.22	.10	—	—	— [e]	11.34	.89	561,591	2.09	(1.01)	53.05

Class C
July 31, 2008	$14.07	(.11)	(1.22)	(1.33)	—	—	— [e]	$12.74	(9.45)	$16,311	2.04	(.79)	69.13
July 31, 2007	12.40	(.14)	1.81	1.67	—	—	— [e]	14.07	13.47	22,364	2.07	(1.04)	64.83
July 31, 2006	12.60	(.10) [f]	(.09)	(.19)	(.01)	(.01)	— [e]	12.40	(1.53) [f]	26,724	2.01 [f]	(.77) [f]	88.39
July 31, 2005	11.48	(.02) [g,h]	1.14	1.12	—	—	— [e]	12.60	9.76 [h]	36,807	2.12	(.15) [g,h]	114.18
July 31, 2004	11.39	(.12)	.21	.09	—	—	— [e]	11.48	.79	50,249	2.09	(1.01)	53.05

Class M
July 31, 2008	$14.19	(.08)	(1.23)	(1.31)	—	—	— [e]	$12.88	(9.23)	$5,675	1.79	(.54)	69.13
July 31, 2007	12.48	(.11)	1.82	1.71	—	—	— [e]	14.19	13.70	8,011	1.82	(.79)	64.83
July 31, 2006	12.68	(.07) [f]	(.09)	(.16)	(.04)	(.04)	— [e]	12.48	(1.27) [f]	9,472	1.76 [f]	(.52) [f]	88.39
July 31, 2005	11.52	.02 [g,h]	1.14	1.16	—	—	— [e]	12.68	10.07 [h]	13,271	1.87	.13 [g,h]	114.18
July 31, 2004	11.40	(.09)	.21	.12	—	—	— [e]	11.52	1.05	19,795	1.84	(.76)	53.05

Class R
July 31, 2008	$14.68	(.04)	(1.28)	(1.32)	—	—	— [e]	$13.36	(8.99)	$172	1.54	(.30)	69.13
July 31, 2007	12.88	(.08)	1.88	1.80	—	—	— [e]	14.68	13.98	134	1.57	(.57)	64.83
July 31, 2006	13.12	(.04) [f]	(.08)	(.12)	(.12)	(.12)	— [e]	12.88	(.96) [f]	65	1.51 [f]	(.29) [f]	88.39
July 31, 2005	11.90	(.01) [g,h]	1.23	1.22	—	—	— [e]	13.12	10.25 [h]	55	1.62	(.11) [g,h]	114.18
July 31, 2004	11.74	(.06)	.22	.16	—	—	—	11.90	1.36	5	1.59	(.53)	53.05

Class Y
July 31, 2008	$15.14	.03	(1.32)	(1.29)	—	—	— [e]	$13.85	(8.52)	$6,084	1.04	.21	69.13
July 31, 2007	13.22	(.01)	1.93	1.92	—	—	— [e]	15.14	14.52	7,746	1.07	(.05)	64.83
July 31, 2006	13.44	.03 [f]	(.09)	(.06)	(.16)	(.16)	— [e]	13.22	(.53) [f]	7,397	1.01 [f]	.23 [f]	88.39
July 31, 2005	12.12	.10 [g,h]	1.22	1.32	—	—	— [e]	13.44	10.89 [h]	9,062	1.12	.77 [g,h]	114.18
July 31, 2004	11.90	— [e]	.22	.22	—	—	— [e]	12.12	1.85	33,135	1.09	— [i]	53.05

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/ or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of average net assets

July 31, 2008	0.16%

July 31, 2007	0.21

July 31, 2006	0.30

July 31, 2005	0.08

July 31, 2004	<0.01

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.08% of average net assets for the period ended July 31, 2006.

g Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.09	0.70%

Class B	0.08	0.69

Class C	0.08	0.70

Class M	0.09	0.74

Class R	0.04	0.32

Class Y	0.08	0.60

h Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.07%

Class B	0.01	0.08

Class C	0.01	0.07

Class M	0.01	0.07

Class R	0.01	0.11

Class Y	0.01	0.05

i Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

28	29

Notes to financial statements 7/31/08

Note 1: Significant accounting policies

Putnam Growth Opportunities Fund (the “fund”), is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing in a portfolio primarily consisting of common stocks of large U.S. companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam LLC, believes are fast-growing and whose earnings are likely to increase over time.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

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Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2008, the value of securities loaned amounted to $29,508,879. The fund received cash collateral of $30,372,183 which is pooled with collateral of other Putnam funds into 70 issues of short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2008, the fund had a capital loss carryover of $2,745,881,623 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$1,972,175,445	July 31, 2010

773,706,178	July 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2009 $6,983,372 of losses recognized during the period November 1, 2007 to July 31, 2008.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of post-October loss deferrals, unrealized gains and losses on certain futures contracts and net operating loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2008, the fund reclassified $1,302,077 to decrease accumulated net investment loss and $1,302,077 to decrease paid-in-capital.

The tax basis components of distributable earnings and the federal tax cost as of July 31, 2008 were as follows:

Unrealized appreciation	$32,330,663
Unrealized depreciation	(47,319,680)

Net unrealized depreciation	(14,989,017)
Capital loss carryforward	(2,745,881,623)
Post-October loss	(6,983,372)

Cost for federal income tax purposes	$455,387,038

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and
other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from January 1, 2007 through June 30, 2008 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2006 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage/service arrangements that reduced expenses of the fund.

For the year ended July 31, 2008, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $799,600 of its management fee from the fund.

For the year ended July 31, 2008, Putnam Management has assumed $954 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State

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Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended July 31, 2008, the fund incurred $2,014,602 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the year ended July 31, 2008, the fund’s expenses were reduced by $35,930 under the expense offset arrangements and by $45,800 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $369, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended July 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $34,197 and $784 from the sale of class A and class M shares, respectively, and received $105,071 and $580 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $261 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended July 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $336,546,286 and $452,453,690, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At July 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/08		Year ended 7/31/07

Class A	Shares	Amount	Shares	Amount

Shares sold	5,031,683	$73,018,150	6,311,370	$93,168,745

Shares issued in	—	—	—	—
connection with
reinvestment of
distributions

	5,031,683	73,018,150	6,311,370	93,168,745

Shares	(6,838,251)	(99,410,421)	(9,167,835)	(132,669,246)
repurchased

Net decrease	(1,806,568)	$(26,392,271)	(2,856,465)	$(39,500,501)

	Year ended 7/31/08		Year ended 7/31/07

Class B	Shares	Amount	Shares	Amount

Shares sold	358,028	$4,871,738	764,575	$10,419,539

Shares issued in	—	—	—	—
connection with
reinvestment of
distributions

	358,028	4,871,738	764,575	10,419,539

Shares	(6,563,254)	(89,020,161)	(10,525,310)	(144,472,180)
repurchased

Net decrease	(6,205,226)	$(84,148,423)	(9,760,735)	$(134,052,641)

	Year ended 7/31/08		Year ended 7/31/07

Class C	Shares	Amount	Shares	Amount

Shares sold	82,535	$1,137,163	124,604	$1,725,936

Shares issued in	—	—	—	—
connection with
reinvestment of
distributions

	82,535	1,137,163	124,604	1,725,936

Shares	(391,606)	(5,413,593)	(689,484)	(9,454,988)
repurchased

Net decrease	(309,071)	$(4,276,430)	(564,880)	$(7,729,052)

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	Year ended 7/31/08		Year ended 7/31/07

Class M	Shares	Amount	Shares	Amount

Shares sold	20,127	$280,725	42,749	$ 598,012

Shares issued in	—	—	—	—
connection with
reinvestment of
distributions

	20,127	280,725	42,749	598,012

Shares	(144,081)	(1,996,247)	(237,299)	(3,283,698)
repurchased

Net decrease	(123,954)	$(1,715,522)	(194,550)	$(2,685,686)

	Year ended 7/31/08		Year ended 7/31/07

Class R	Shares	Amount	Shares	Amount

Shares sold	8,314	$119,008	5,217	$74,944

Shares issued in	—	—	—	—
connection with
reinvestment of
distributions

	8,314	119,008	5,217	74,944

Shares	(4,532)	(63,556)	(1,126)	(16,774)
repurchased

Net increase	3,782	$55,452	4,091	$58,170

	Year ended 7/31/08		Year ended 7/31/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	56,690	$831,643	106,102	$1,562,945

Shares issued in	—	—	—	—
connection with
reinvestment of
distributions

	56,690	831,643	106,102	1,562,945

Shares	(128,931)	(1,919,093)	(154,189)	(2,261,183)
repurchased

Net decrease	(72,241)	$(1,087,450)	(48,087)	$(698,238)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended July 31, 2008, management fees paid were reduced by $14,371 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $560,981 for the year ended July 31, 2008. During the year ended July 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $207,175,117 and $204,872,349, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) —an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

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Federal tax information and brokerage commissions (unaudited)

Federal tax information

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Growth group for the year ended July 31, 2008. The Putnam mutual funds in this group are Putnam Growth Opportunities Fund, Putnam Voyager Fund, Putnam VT Growth Opportunities Fund, and Putnam VT Voyager Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Growth group are (in descending order) Morgan Stanley, UBS Securities, Goldman Sachs, Merrill Lynch, Pierce, Fenner & Smith, and Credit Suisse First Boston. Commissions paid to these firms together represented approximately 52% of the total brokerage commissions paid for the year ended July 31, 2008.

Commissions paid to the next 10 firms together represented approximately 32% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Robert W. Baird & Co., Bear Stearns (merged with JPMorgan), Sanford C. Bernstein & Co., Citigroup Global Markets, JonesTrading, JPMorgan Securities, Pipeline, RBC Capital Markets, Stifel, Nicolaus & Company, and Wachovia Securities.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

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About the Trustees

Jameson A. Baxter

Trustee since 1994 and
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum.

Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

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Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Trustee since 1985 and Chairman since 2000

John A. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Mr. Hill was born and raised in Midland, Texas; received his B.A. in Economics from Southern Methodist University; and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

36

Kenneth R. Leibler

Trustee since 2006

Mr. Leibler is a Founding Partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Richard B.Worley

Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

37

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief
	Operating Officer, Atalanta/Sosnoff	Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Management Corporation	Vice President, Assistant Clerk, Assistant
Senior Vice President and Treasurer		Treasurer and Proxy Manager
Since 2004	Francis J. McNamara, III (Born 1955)	Since 2005
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

38

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

†An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value —with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal	Vice President, Assistant Clerk, Assistant
Marketing Services	Executive Officer, Associate Treasurer	Treasurer and Proxy Manager
Putnam Retail Management	and Compliance Liaison
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz
Senior Vice President and Treasurer
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered	and Assistant Treasurer
Public Accounting Firm
KPMG LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Francis J. McNamara, III
Elizabeth T. Kennan	Vice President and Chief Legal Officer
Kenneth R. Leibler
Robert E. Patterson	Robert R. Leveille
George Putnam, III	Vice President and Chief Compliance Officer
Richard B. Worley
Mark C. Trenchard
Vice President and BSA Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN061 252427 9/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2008	$40,600	$--	$3,900	$-
July 31, 2007	$38,701*	$--	$3,550	$ -

* Includes fees of $1,151 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal year ended July 31, 2007. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended July 31, 2008 and July 31, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $72,633 and $3,550 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

July 31, 2008	$ -	$ -	$ -	$ -

July 31, 2007	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: September 25, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 25, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237)

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2008

Date of reporting period: August 1, 2007— July 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Research Fund

FUND SYMBOL (CLASS A SHARES): PNRAX

7|31|08

Annual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right
for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Research
Fund

7|31|08

Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leader	5
Performance in depth	8
Expenses	10
Portfolio turnover	12
Risk	12
Your fund’s management	13
Terms and definitions	14
Trustee approval of management contract	15
Other information for shareholders	19
Financial statements	20
Federal tax information	33
Brokerage commissions	33
About the Trustees	34
Officers	37

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder:

The past 12 months have presented the economy with a growing set of challenges, and financial markets have responded with losses across a wide range of sectors globally. It is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, to ensure that your portfolio is well diversified, and to seek the counsel of your financial representative.

At Putnam, we continually strive to offer the best investment returns, innovative products, and award-winning service to our shareholders. In keeping with this tradition, we are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company.

Mr. Reynolds brings to Putnam substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. We look forward to working with Bob as we continue our goal to position Putnam to exceed our shareholders’ expectations.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Charles E. Haldeman, Jr.
President of the Funds

John A. Hill
Chairman of the Trustees

September 17, 2008

About the fund

Building a portfolio of “best ideas”

Research is at the heart of investing. Whether it is undertaken by Wall Street firms or by Putnam’s in-house analysts, research allows investment managers to assess whether a company’s stock is undervalued, over-valued, or on target at its current market price. One approach to determining a company’s worth is to measure its tangible assets, such as physical plants or inventory. Other measures of worth are less quantifiable and may involve the evaluation of the company’s long-term competitive advantage, the expertise of its management team, or the success of its research and development efforts.

Analysts consider these factors along with financial yardsticks such as the price-to-earnings ratio and earnings growth. By digging deep into the information available, analysts work to develop a set of expectations about the financial and competitive health of a specific company versus other firms in the industry — both in the United States and within the broader global marketplace. Of course, there is no foolproof way to uncover all information about a company, and surprises can always occur.

Putnam’s Large-Cap Equity Research Team gathers information from on-site interviews with company management and through meetings with sources who are able to provide additional information about the company’s true worth and likely future direction.

By including Putnam Research Fund as part of a diversified portfolio, you are investing in what we like to call a “best ideas” fund: it represents the select stock picks of the Large-Cap Equity Research Team incorporated into a single portfolio, regardless of investment style (growth or value). We believe that each stock pick represents a specialized and comprehensive view of a company, compiled by a focused, dedicated analyst.

This fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Putnam’s research
analysts specialize in
sectors and industries

Consumer Broadcasting, lodging/ tourism, department stores, retail, electronics, food, household goods, homebuilding, restaurants

Energy Integrated oil and gas, drilling, exploration, equipment, services

Financials Banking, brokerage, consumer finance, insurance, real estate investment trusts, mortgage finance

Health care Biotechnology, equipment, pharmaceuticals, services

Industrials Aerospace and defense, construction and farm machinery, electrical components, office services

Technology Computer hardware/ software, semiconductors, services

Materials Gold, metals, paper products/ packaging, specialty chemicals, steel

Telecommunications Alternative carriers, wireless services

Utilities Electric utilities, gas utilities, independent power producers

Putnam Research Fund holdings have spanned sectors and industries over time.

Performance and portfolio snapshots

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 8–9 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“We have made substantive changes to both
our approach and our portfolio that we
believe have us better positioned for the
upcoming 12 months.”

Andrew Matteis, Portfolio Leader, Putnam Research Fund

Allocations are represented as a percentage of net assets and may not equal 100%. Holdings and allocations may vary over time.

Sector allocations as of 7/31/08

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Andy, thanks for taking the time today to talk about Putnam Research Fund. How did the fund perform during the period?

The past 12 months have been a tumultuous period in the stock market and, consequently, a tumultuous 12 months for the fund. There were also changes to the portfolio team in November 2007 and again in April 2008. For the fiscal year ended July 31, 2008, the fund posted a decline of 16.16%. That return trailed an 11.09% negative return of its benchmark, the S&P 500 Index, and a 10.75% loss in its Lipper peer group, Large-Cap Core Funds. We’re never happy with negative returns. That’s why we have made substantive changes to both our approach and our portfolio that we believe have us better positioned for the upcoming 12 months.

Let’s start with the performance. What factors, in your view, hindered performance?

There’s one major cause: The fund was hurt by holdings in the financials sector. The portfolio had an overweight to this sector, relative to the benchmark, for a long stretch. If there was one area of the market that you didn’t want to be overweight, financials was it. Compounding matters, the fund also had heavy exposure to some individual holdings — namely in the mortgage area — that were significant underperformers. Our fund was not unique in feeling pain from financials, but there were clearly some missteps in the confidence placed in this sector. As a result, performance suffered.

So why did the team favor financials?

The portfolio team in place at the time felt financials were an undervalued area of the market. If you went back one year, everyone talked of the housing bubble and the gloomy environment surrounding it. The team felt the sector’s stock prices had become attractively discounted due to the bad news. The bottom line was that prices fell further.

You spoke of individual holdings that held back the fund. Let’s discuss those.

The single worst-performing stock was Countrywide Financial, one of the nation’s leading mortgage companies. The fund’s prior portfolio team believed

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/08. See the previous page and pages 8–9 for additional fund performance information. Index descriptions can be found on page 14.

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that Countrywide, which was number one in mortgage servicing and mortgage origination, would not only survive the housing downturn, but that it stood a chance of benefiting through acquisitions of smaller companies and other moves. For years, Countrywide had had a solid track record. Ultimately, however, Countrywide’s subprime credit business — loans to individuals with questionable or inferior credit histories — was much larger than the prior portfolio team had realized. Once the subprime area unraveled, there was no escaping the losses.

Two other financials detracted significantly: Radian Group and PMI Group, both mortgage insurers. At the time, it appeared these companies would be able to manage the credit losses, but, in the end, both needed to raise capital, a scenario that was not factored into the earlier valuations. For the fiscal year, Radian’s stock plummeted 94%, while PMI dropped 92%. The fund no longer owns either company.

How about the positive side of the ledger? Where was performance aided in the period?

The single best move was not owning General Electric for most of the fiscal year. In our view, GE was overvalued and the market didn’t fully appreciate the risk involved in the financial part of GE’s business. The stock lost more than 25% since early in the fiscal period. We built a position in recent months when the stock price reached what we considered an attractive valuation.

As for top performers held in the fund, there were a few that were helped by the commodities run-up — U.S. Steel, Nucor, and Devon Energy to name three. We also received strong performance from some of our core technology holdings such as Intel and Apple. During the year, the market’s opinion of technology vacillated, and we employed trading strategies that really focused on the market’s peaks and troughs, selling shares when we thought the market was overheated and then repurchasing them at prices we felt were once again attractive.

You mentioned the portfolio team changes during the past fiscal year. Did the fund’s strategy change and, if so, how did it change?

Let me say this first: We have not changed the fund’s overall strategy or investment process. We continue to employ bottom-up, fundamental research coupled with disciplined valuation. We have, however, modified our approach in two ways. First, we are spending more time researching at the industry level. In fact, we’ve significantly beefed up our research team in the past four months. We believe our added focus at the industry level may help us get ahead of the pack the next time there is a sector meltdown like we’ve seen in financials.

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 7/31/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

General Electric Co. (3.2%)	Conglomerates	Conglomerates
Microsoft Corp. (2.6%)	Technology	Software
Procter & Gamble Co. (The) (2.6%)	Consumer staples	Consumer goods
Bank of America Corp. (2.0%)	Financials	Banking
Occidental Petroleum Corp. (2.0%)	Energy	Oil and gas
JPMorgan Chase & Co. (1.9%)	Financials	Financials
Wal-Mart Stores, Inc. (1.8%)	Consumer cyclicals	Retail
Apache Corp. (1.8%)	Energy	Oil and gas
Philip Morris International, Inc. (1.8%)	Consumer staples	Tobacco
Apple Computer, Inc. (1.7%)	Technology	Computers

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Second, since the beginning of the calendar year, we have put a little more emphasis on our intermediate-and shorter-term valuations of companies, as opposed to longer-term valuations. We feel it’s important to augment the longer-term valuations with a focus on the intermediate- and short-term dynamics and trends that can often significantly impact performance.

How are those changes reflected in the portfolio?

We’ve expanded into more companies, diversifying ourselves by looking at ones that we believe have better fundamentals. We believe we’re finding opportunities in quality companies — ones with durable franchises, competitive advantages, and broad-based exposure to different geographies — at more attractive prices than we’ve seen in a long time. Colgate is an example.

Andy, what’s your outlook for the fund for the next six months?

I’m optimistic about the long-term prospects for both the U.S. economy and broad stock markets. We’re trying to take advantage of the recent market volatility by upgrading the quality of the portfolio. Our team believes that in many cases the stock market prices are as attractive as they’ve been in a decade, creating opportunities to buy some stunning franchises at prices that haven’t been seen in a long time or, in some cases, ever. At the same time, we’re mindful that the current risks to the economy are real, and we are considering these risks. Even with an eye on these risks, we are optimistic for what the next six months hold for the market.

I N  T H E  N E W S

In early September, the U.S. government announced plans to take over the Federal National Mortgage Association (Fannie Mae) and the Federal Home Mortgage Corporation (Freddie Mac), the companies that play key roles in the U.S. home mortgage market. Created by Congress as “government-sponsored enterprises,” Fannie Mae and Freddie Mac are publicly traded companies with a mandate to foster a liquid mortgage market by acting as reliable purchasers of mortgage loans, which they repackage and sell as mortgage-backed securities. Under the plan, the U.S. Treasury will buy $1 billion of preferred shares in each company and place both companies under the control of Federal Housing Finance Authority. The government also has pledged to provide up to $200 billion to the companies as they cope with heavy losses resulting from rising home mortgage defaults and falling real estate prices.

Thanks for your time and insights, Andy.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	7.34%	6.85%	6.49%	6.49%	6.54%	6.54%	6.80%	6.51%	7.08%	7.52%

10 years	21.90	14.91	12.95	12.95	13.13	13.13	15.87	11.81	18.94	24.47
Annual average	2.00	1.40	1.23	1.23	1.24	1.24	1.48	1.12	1.75	2.21

5 years	21.95	14.92	17.40	15.40	17.48	17.48	18.94	14.77	20.45	23.39
Annual average	4.05	2.82	3.26	2.91	3.27	3.27	3.53	2.79	3.79	4.29

3 years	–2.76	–8.33	–4.94	–7.79	–4.91	–4.91	–4.21	–7.57	–3.45	–2.08
Annual average	–0.93	–2.86	–1.67	–2.67	–1.66	–1.66	–1.42	–2.59	–1.16	–0.70

1 year	–16.16	–20.97	–16.78	–20.94	–16.80	–17.64	–16.57	–19.47	–16.34	–15.96

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 7/31/98 to 7/31/08

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $11,295 and $11,313, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,181 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,894 and $12,447, respectively.

8

Comparative index returns For periods ended 7/31/08

		Lipper Large-Cap Core
	S&P 500 Index	Funds category average*

Annual average (life of fund)	8.08%	6.94%

10 years	33.18	30.79
Annual average	2.91	2.53

5 years	40.44	35.45
Annual average	7.03	6.19

3 years	8.81	7.48
Annual average	2.85	2.38

1 year	–11.09	–10.75

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/08, there were 831, 709, 589, 330, and 178 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 7/31/08

Distributions:	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		1	1

Income	$0.053		—	—	—		$0.011	$0.100

Capital gains	—		—	—	—		—	—

Total	$0.053		—	—	—		$0.011	$0.100

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/07	$16.74	$17.76*	$15.73	$15.83	$16.11	$16.69*	$16.65	$16.88

7/31/08	13.99	14.84	13.09	13.17	13.44	13.93	13.92	14.10

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	7.44%	6.94%	6.59%	6.59%	6.63%	6.63%	6.90%	6.61%	7.18%	7.62%

10 years	22.87	15.81	13.89	13.89	13.98	13.98	16.91	12.80	19.88	25.45
Annual average	2.08	1.48	1.31	1.31	1.32	1.32	1.57	1.21	1.83	2.29

5 years	25.34	18.17	20.60	18.60	20.67	20.67	22.22	17.96	23.81	26.80
Annual average	4.62	3.40	3.82	3.47	3.83	3.83	4.09	3.36	4.36	4.86

3 years	1.80	–4.06	–0.53	–3.51	–0.53	–0.53	0.37	–3.15	1.02	2.54
Annual average	0.60	–1.37	–0.18	–1.18	–0.18	–0.18	0.12	–1.06	0.34	0.84

1 year	–18.50	–23.20	–19.15	–23.20	–19.16	–19.97	–18.84	–21.66	–18.69	–18.29

Fund’s annual operating expenses For the fiscal year ended 7/31/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Research Fund from February 1, 2008, to July 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.86	$9.44	$9.44	$8.25	$7.05	$4.66

Ending value (after expenses)	$930.80	$927.10	$927.50	$928.20	$929.90	$931.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2008, use the following calculation method. To find the value of your investment on February 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.12	$9.87	$9.87	$8.62	$7.37	$4.87

Ending value (after expenses)	$1,018.80	$1,015.07	$1,015.07	$1,016.31	$1,017.55	$1,020.04

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.22%	1.97%	1.97%	1.72%	1.47%	0.97%

Average annualized expense ratio for Lipper peer group†	1.22%	1.97%	1.97%	1.72%	1.47%	0.97%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees, except for class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/08.

Your fund’s portfolio turnover and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Research Fund	119%	79%	85%	113%	102%

Lipper Large-Cap Core Funds category average	77%	79%	81%	81%	78%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 7/31/08.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

12

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Equity Research Team. Andrew Matteis and James Wiess are the Portfolio Leaders, and Charles Dane and Walter Scully are Portfolio Members, of your fund. The Portfolio Leaders and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Equity Research Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Trustee and Putnam employee fund ownership

As of July 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$210,000	$76,000,000

Putnam employees	$2,719,000	$568,000,000

Other Putnam funds managed by the Portfolio Leaders and Portfolio Members

Andrew Matteis is also a Portfolio Leader of Putnam Global Natural Resources Fund.

James Wiess is also a Portfolio Leader of Putnam Investors Fund, Putnam Tax Smart Equity Fund®, and Putnam Capital Appreciation Fund.

Andrew Matteis, James Wiess, Charles Dane, and Walter Scully may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders

During the reporting period ended July 31, 2008, Portfolio Leaders Andrew Matteis and James Wiess joined your fund’s management team.

Investment team fund ownership

The following table shows how much the fund’s current Portfolio Leaders and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2008, and July 31, 2007.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 7/31/07.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In May 2008, the Board of Trustees also approved a new sub-advisory contract among Putnam Management, PIL and another affiliate, The Putnam Advisory Company (“PAC”), in respect of your fund. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2008. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in themanagement of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances —for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 17th percentile in management fees and in the 72nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense

15

ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will be applied to your fund.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any mattersrequiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ managementcontracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	87th

Three-year period	87th

Five-year period	86th

16

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 835, 702, and 572 funds, respectively, in your fund’s Lipper peer group.* Pastperformance is no guarantee of future returns.

The Trustees noted the disappointing performance for your fund for the one-year, three-year, and five-year periods ended December 31, 2007. In this regard, the Trustees considered that, similar to the experience of certain other Putnam funds with exposure to the large-cap equity space, your fund’s performance would have been materially better over these periods but for the performance of a limited number of portfolio choices in the financial sector that experienced extreme distress in the market turmoil that began in the summer of 2007. In addition, following leadership and portfolio management team changes, Putnam Management continues to make efforts to enhance the strength of the Large Cap Equities team, and Putnam Management has centralized the equity research structure. These changes were made to strengthen the investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and to enhance the performance potential for Putnam funds with exposure to the large-cap equity space.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of the Sub-Advisory
Contract among Putnam
Management, Putnam Investments
Limited and The Putnam
Advisory Company

In May 2008, the Trustees approved a sub-advisory contract among Putnam Management, PIL and PAC in respect of your fund, under which PAC’s Singapore

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Large-Cap Core Funds category for the one-year, five-year and ten-year periods ended June 30, 2008 were 89%, 87%, and 64%, respectively. Over the one-year, five-year and ten-year periods ended June 30, 2008, your fund ranked 728th out of 817, 498th out of 574, and 205th out of 323 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

17

branch would begin providing discretionary investment management services for your fund. The Contract Committee reviewed information provided by Putnam Management and PAC and, upon completion of this review, recommended, and the Independent Trustees and the full Board of Trustees approved, the sub-advisory contract in respect of your fund, effective November 30, 2008.

The Trustees considered numerous factors they believed relevant in approving your fund’s sub-advisory contract, including Putnam Management’s belief that the interest of shareholders would be best served by utilizing investment professionals in PAC’s Singapore office to manage a portion of your fund’s assets and PAC’s expertise in managing assets invested in Asian markets. The Trustees also considered that applicable securities laws require a sub-advisory relationship among Putnam Management, PIL and PAC in order for Putnam’s investment professionals in Singapore to be involved in the management of your fund. The Trustees noted that Putnam Management and/or PIL, but not your fund, would pay the sub-advisory fee to PAC for its services and that the sub-advisory relationship with PAC will not reduce the nature, quality or overall level of service provided to your fund.

Additional considerations

In addition to the considerations discussed above, the Trustees, in approving the continuance of your fund’s management contract, also considered the matters described in Note 2 to the fund’s financial statements (see pages 28–32).

18

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

19

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

20

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Research Fund, a series of Putnam Investment Funds, including the fund’s portfolio, as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Research Fund as of July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 9, 2008

21

The fund’s portfolio 7/31/08

COMMON STOCKS (100.3%)*	Shares	Value

Advertising and Marketing Services (0.7%)
Omnicom Group, Inc. S	61,300	$2,616,897

		2,616,897
Aerospace and Defense (2.7%)
BE Aerospace, Inc. †	61,100	1,569,048

Boeing Co. (The)	78,900	4,821,579

Lockheed Martin Corp.	34,100	3,557,653

		9,948,280
Airlines (0.4%)
AMR Corp. † S	162,100	1,463,763

		1,463,763
Banking (5.5%)
Bank of America Corp.	218,400	7,185,360

Bank of New York Mellon Corp. (The)	95,000	3,372,500

U.S. Bancorp	131,500	4,025,215

Wells Fargo & Co.	183,500	5,554,545

		20,137,620
Beverage (1.7%)
PepsiCo, Inc.	94,900	6,316,544

		6,316,544
Biotechnology (2.1%)
Amgen, Inc. †	78,800	4,935,244

Genzyme Corp. † S	37,200	2,851,380

		7,786,624
Chemicals (1.7%)
Celanese Corp. Ser. A	41,300	1,591,289

Monsanto Co.	38,000	4,526,180

		6,117,469
Commercial and Consumer Services (1.0%)
Dun & Bradstreet Corp. (The)	19,100	1,845,824

Visa, Inc. Class A † S	25,440	1,858,646

		3,704,470
Communications Equipment (0.9%)
Corning, Inc. S	155,900	3,119,559

		3,119,559
Computers (4.3%)
Apple Computer, Inc. †	40,100	6,373,895

EMC Corp. †	206,300	3,096,563

Hewlett-Packard Co.	140,100	6,276,480

		15,746,938
Conglomerates (4.2%)
General Electric Co.	411,000	11,627,189

Honeywell International, Inc.	71,500	3,635,060

		15,262,249
Consumer Finance (0.9%)
American Express Co.	88,500	3,285,120

		3,285,120
Consumer Goods (5.0%)
Clorox Co.	42,200	2,299,900

Colgate-Palmolive Co.	48,800	3,624,376

Energizer Holdings, Inc. †	41,300	2,946,342

Procter & Gamble Co. (The)	143,600	9,402,928

		18,273,546
Consumer Services (0.5%)
Liberty Media Holding Corp. — Interactive Class A † S	136,900	1,920,707

		1,920,707
Electric Utilities (4.0%)
Edison International	57,508	2,779,937

Entergy Corp.	29,000	3,100,680

Exelon Corp.	75,400	5,927,948

PG&E Corp.	74,300	2,862,779

		14,671,344
Electronics (2.4%)
Intel Corp.	255,400	5,667,326

Texas Instruments, Inc.	133,400	3,252,292

		8,919,618

COMMON STOCKS (100.3%)* cont.	Shares	Value

Energy (Oil Field) (3.4%)
Global Industries, Ltd. †	169,800	$2,027,412

National-Oilwell Varco, Inc. †	59,400	4,670,622

Transocean, Inc. †	42,500	5,781,275

		12,479,309
Financial (3.9%)
Citigroup, Inc.	284,600	5,319,174

JPMorgan Chase & Co.	170,100	6,911,163

NYSE Euronext	44,900	2,121,076

		14,351,413
Health Care Services (3.9%)
AmerisourceBergen Corp.	58,600	2,453,582

Cardinal Health, Inc.	53,300	2,863,809

CIGNA Corp.	65,200	2,413,704

Health Management Associates, Inc. Class A †	223,800	1,376,370

Quest Diagnostics, Inc.	47,400	2,519,784

WellPoint, Inc. †	52,000	2,727,400

		14,354,649
Investment Banking/Brokerage (2.6%)
BlackRock, Inc.	8,400	1,820,364

Goldman Sachs Group, Inc. (The)	23,900	4,398,556

State Street Corp.	45,500	3,259,620

		9,478,540
Lodging/Tourism (0.5%)
Wyndham Worldwide Corp.	106,965	1,918,952

		1,918,952
Machinery (2.2%)
Caterpillar, Inc.	51,600	3,587,232

Ingersoll-Rand Co., Ltd. Class A (Bermuda)	62,800	2,260,800

Terex Corp. †	46,200	2,186,646

		8,034,678
Manufacturing (1.3%)
Eaton Corp.	28,400	2,017,536

Illinois Tool Works, Inc.	60,400	2,829,740

		4,847,276
Media (1.2%)
Walt Disney Co. (The)	146,300	4,440,205

		4,440,205
Medical Technology (4.9%)
Boston Scientific Corp. †	193,400	2,299,526

Covidien, Ltd. (Bermuda)	63,800	3,141,512

Hospira, Inc. †	63,900	2,438,424

Medtronic, Inc.	84,900	4,485,267

St. Jude Medical, Inc. †	59,400	2,766,852

Zimmer Holdings, Inc. †	39,100	2,694,381

		17,825,962
Metals (2.1%)
Freeport-McMoRan Copper & Gold, Inc. Class B S	30,700	2,970,225

Nucor Corp.	40,100	2,294,522

United States Steel Corp.	15,500	2,485,580

		7,750,327
Oil & Gas (9.2%)
Apache Corp.	57,900	6,494,643

Devon Energy Corp.	66,300	6,291,207

Marathon Oil Corp.	99,800	4,937,106

Occidental Petroleum Corp.	90,900	7,165,647

Total SA ADR (France)	71,300	5,454,450

Valero Energy Corp.	95,800	3,200,678

		33,543,731
Pharmaceuticals (3.3%)
Barr Pharmaceuticals, Inc. †	30,400	2,005,792

Eli Lilly & Co.	84,500	3,980,795

Merck & Co., Inc.	130,600	4,296,740

Mylan Laboratories, Inc. † S	135,100	1,752,247

		12,035,574

22

COMMON STOCKS (100.3%)* cont.	Shares	Value

Real Estate (0.8%)
Simon Property Group, Inc. R	33,100	$3,066,053

		3,066,053
Regional Bells (1.6%)
Verizon Communications, Inc.	171,050	5,822,542

		5,822,542
Restaurants (1.3%)
McDonald’s Corp.	76,300	4,561,977

		4,561,977
Retail (7.3%)
Best Buy Co., Inc.	61,500	2,442,780

CVS Caremark Corp.	109,200	3,985,800

GameStop Corp. †	45,500	1,843,205

JC Penney Co., Inc. (Holding Co.) S	60,300	1,859,049

Kroger Co.	93,200	2,635,696

Nordstrom, Inc. S	66,300	1,905,462

Staples, Inc.	117,900	2,652,750

TJX Cos., Inc. (The)	77,800	2,622,638

Wal-Mart Stores, Inc.	114,400	6,706,128

		26,653,508
Schools (0.4%)
Career Education Corp. † S	88,900	1,630,426

		1,630,426
Semiconductor (0.9%)
Formfactor, Inc. † S	92,536	1,610,126

KLA-Tencor Corp.	48,600	1,826,874

		3,437,000

COMMON STOCKS (100.3%)* cont.	Shares	Value

Software (5.5%)
Activision Blizzard, Inc. †	50,200	$1,806,196

Adobe Systems, Inc. †	68,000	2,811,800

Akamai Technologies, Inc. † S	51,100	1,192,674

Microsoft Corp.	370,100	9,518,972

Parametric Technology Corp. †	96,000	1,859,520

Symantec Corp. †	133,100	2,804,417

		19,993,579
Technology Services (2.7%)
eBay, Inc. †	102,200	2,572,374

Google, Inc. Class A †	10,870	5,149,663

Iron Mountain, Inc. † S	68,100	1,974,900

		9,696,937
Telecommunications (1.1%)
American Tower Corp. Class A †	53,700	2,250,030

NII Holdings, Inc. † S	33,000	1,803,780

		4,053,810
Tobacco (1.8%)
Philip Morris International, Inc.	124,850	6,448,503

		6,448,503
Trucks & Parts (0.4%)
WABCO Holdings, Inc. S	31,866	1,439,069

		1,439,069

Total common stocks (cost $405,156,189)		$367,154,768

SHORT-TERM INVESTMENTS (6.0%)*	Principal amount/shares	Value

Short-term investments held as collateral for loaned securities with yields ranging from
2.00% to 2.96% and due dates ranging from August 1, 2008 to September 26, 2008 [d]	$21,236,496	$21,209,970

Putnam Prime Money Market Fund [e]	635,293	635,293

Total short-term investments (cost $21,845,263)		$21,845,263

TOTAL INVESTMENTS

Total investments (cost $427,001,452)		$389,000,031

* Percentages indicated are based on net assets of $365,971,345.

† Non-income-producing security.

d See Note 1 to the financial statements.

e See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at July 31, 2008.

At July 31, 2008, liquid assets totaling $25,641 have been designated as collateral for open forward contracts.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

FORWARD CURRENCY CONTRACTS TO BUY at 7/31/08		Aggregate	Delivery	Unrealized
(aggregate face value $3,574,685)	Value	face value	date	appreciation

British Pound	$1,801,634	$1,770,828	9/17/08	$30,806

Euro	1,810,392	1,803,857	9/17/08	6,535

Total				$37,341

FORWARD CURRENCY CONTRACTS TO SELL at 7/31/08		Aggregate	Delivery	Unrealized
(aggregate face value $9,343,616)	Value	face value	date	depreciation

British Pound	$1,842,926	$1,811,987	9/17/08	$(30,939)

Euro	7,563,672	7,531,629	9/17/08	(32,043)

Total				$(62,982)

The accompanying notes are an integral part of these financial statements.

23

Statement of assets and liabilities 7/31/08

ASSETS

Investment in securities, at value, including $19,279,018
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $426,366,159)	$388,364,738
Affiliated issuers (identified cost $635,293) (Note 5)	635,293

Cash	473

Dividends, interest and other receivables	512,553

Receivable for shares of the fund sold	79,687

Receivable for securities sold	7,446,049

Receivable for open forward currency contracts (Note 1)	37,341

Total assets	397,076,134

LIABILITIES

Payable for variation margin (Note 1)	21,144

Payable for securities purchased	1,058,913

Payable for shares of the fund repurchased	7,728,459

Payable for compensation of Manager (Notes 2 and 5)	400,447

Payable for investor servicing fees (Note 2)	129,277

Payable for custodian fees (Note 2)	9,077

Payable for Trustee compensation and expenses (Note 2)	131,107

Payable for administrative services (Note 2)	3,271

Payable for distribution fees (Note 2)	134,102

Payable for open forward currency contracts (Note 1)	62,982

Payable for closed forward currency contracts (Note 1)	51,435

Collateral on securities loaned, at value (Note 1)	21,209,970

Other accrued expenses	164,605

Total liabilities	31,104,789

Net assets	$365,971,345

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$863,980,585

Distributions in excess of net investment income (Note 1)	(401,287)

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(459,580,891)

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(38,027,062)

Total — Representing net assets applicable to
capital shares outstanding	$365,971,345

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($271,560,461 divided by 19,415,159 shares)	$13.99

Offering price per class A share (100/94.25 of $13.99)*	$14.84

Net asset value and offering price per class B share
($65,766,980 divided by 5,024,776 shares)**	$13.09

Net asset value and offering price per class C share
($16,486,358 divided by 1,252,055 shares)**	$13.17

Net asset value and redemption price per class M share
($7,030,075 divided by 523,056 shares)	$13.44

Offering price per class M share (100/96.50 of $13.44)*	$13.93

Net asset value, offering price and redemption price per class R share
($101,022 divided by 7,259 shares)	$13.92

Net asset value, offering price and redemption price per class Y share
($5,026,449 divided by 356,509 shares)	$14.10

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24

Statement of operations Year ended 7/31/08

INVESTMENT INCOME

Dividends (net of foreign tax of $37,827)	$9,076,789

Interest (including interest income of $268,501
from investments in affiliated issuers) (Note 5)	273,878

Securities lending	235,397

Total investment income	9,586,064

EXPENSES

Compensation of Manager (Note 2)	3,000,446

Investor servicing fees (Note 2)	2,224,115

Custodian fees (Note 2)	23,583

Trustee compensation and expenses (Note 2)	38,108

Administrative services (Note 2)	26,008

Distribution fees — Class A (Note 2)	939,148

Distribution fees — Class B (Note 2)	1,042,558

Distribution fees — Class C (Note 2)	215,482

Distribution fees — Class M (Note 2)	69,219

Distribution fees — Class R (Note 2)	958

Other	326,170

Non-recurring costs (Notes 2 and 6)	1,156

Costs assumed by Manager (Notes 2 and 6)	(1,156)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(154,544)

Total expenses	7,751,251

Expense reduction (Note 2)	(126,015)

Net expenses	7,625,236

Net investment income	1,960,828

Net realized loss on investments (Notes 1 and 3)	(36,744,630)

Net realized loss on futures contracts (Note 1)	(787,525)

Net realized loss on foreign currency transactions (Note 1)	(1,116,121)

Net realized gain on written options (Notes 1 and 3)	35,117

Net unrealized appreciation of assets and liabilities
in foreign currencies during the year	187,358

Net unrealized depreciation of investments
and futures contracts during the year	(58,431,435)

Net loss on investments	(96,857,236)

Net decrease in net assets resulting from operations	$(94,896,408)

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	7/31/08	7/31/07

Operations:

Net investment income	$1,960,828	$1,636,412

Net realized gain (loss) on investments
and foreign currency transactions	(38,613,159)	74,258,442

Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(58,244,077)	44,620,838

Net increase (decrease) in net assets
resulting from operations	(94,896,408)	120,515,692

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(1,331,859)	(551,666)

Class R	(170)	—

Class Y	(402,104)	(300,682)

Redemption fees (Note 1)	885	943

Decrease from capital share
transactions (Note 4)	(249,491,043)	(252,371,988)

Total decrease in net assets	(346,120,699)	(132,707,701)

NET ASSETS

Beginning of year	712,092,044	844,799,745

End of year (including distributions in
excess of net investment income of
$401,287 and undistributed net investment
income of $488,140, respectively)	$365,971,345	$712,092,044

The accompanying notes are an integral part of these financial statements.

25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized and	Total from					Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a,d]	on investments	operations	investment income	distributions	fees [e]	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A
July 31, 2008	$16.74	.08	(2.78)	(2.70)	(.05)	(.05)	—	$13.99	(16.16)	$271,560	1.24	.51	118.70
July 31, 2007	14.50	.06	2.20	2.26	(.02)	(.02)	—	16.74	15.58	455,608	1.25	.40	78.84
July 31, 2006	14.49	.06 [j]	(.01)	.05	(.04)	(.04)	—	14.50	.35 [j]	486,691	1.10 [i,j]	.44 [j]	85.13
July 31, 2005	12.48	.11 [g,h]	1.97	2.08	(.07)	(.07)	—	14.49	16.67 [h]	660,027	1.19 [i]	.83 [g,h]	113.03
July 31, 2004	11.60	.04	.84	.88	—	—	—	12.48	7.59 [f]	825,727	1.13	.34	101.63

Class B
July 31, 2008	$15.73	(.04)	(2.60)	(2.64)	—	—	—	$13.09	(16.78)	$65,767	1.99	(.24)	118.70
July 31, 2007	13.72	(.05)	2.06	2.01	—	—	—	15.73	14.65	146,984	2.00	(.35)	78.84
July 31, 2006	13.77	(.04) [j]	(.01)	(.05)	—	—	—	13.72	(.36) [j]	234,490	1.85 [i,j]	(.31) [j]	85.13
July 31, 2005	11.90	.01 [g,h]	1.86	1.87	—	—	—	13.77	15.72 [h]	336,983	1.94 [i]	.08 [g,h]	113.03
July 31, 2004	11.13	(.05)	.82	.77	—	—	—	11.90	6.92 [f]	410,863	1.88	(.41)	101.63

Class C
July 31, 2008	$15.83	(.04)	(2.62)	(2.66)	—	—	—	$13.17	(16.80)	$16,486	1.99	(.24)	118.70
July 31, 2007	13.80	(.05)	2.08	2.03	—	—	—	15.83	14.71	26,731	2.00	(.35)	78.84
July 31, 2006	13.85	(.04) [j]	(.01)	(.05)	—	—	—	13.80	(.36) [j]	30,016	1.85 [i,j]	(.31) [j]	85.13
July 31, 2005	11.97	.01 [g,h]	1.87	1.88	—	—	—	13.85	15.71 [h]	40,237	1.94 [i]	.08 [g,h]	113.03
July 31, 2004	11.20	(.05)	.82	.77	—	—	—	11.97	6.88 [f]	48,264	1.88	(.41)	101.63

Class M
July 31, 2008	$16.11	— [e]	(2.67)	(2.67)	—	—	—	$13.44	(16.57)	$7,030	1.74	.01	118.70
July 31, 2007	14.01	(.02)	2.12	2.10	—	—	—	16.11	14.99	11,300	1.75	(.10)	78.84
July 31, 2006	14.03	(.01) [j]	(.01)	(.02)	—	—	—	14.01	(.14) [j]	12,956	1.60 [i,j]	(.06) [j]	85.13
July 31, 2005	12.09	.04 [g,h]	1.90	1.94	—	—	—	14.03	16.05 [h]	17,603	1.69 [i]	.33 [g,h]	113.03
July 31, 2004	11.29	(.02)	.82	.80	—	—	—	12.09	7.09 [f]	22,146	1.63	(.16)	101.63

Class R
July 31, 2008	$16.65	.04	(2.76)	(2.72)	(.01)	(.01)	—	$13.92	(16.34)	$101	1.49	.27	118.70
July 31, 2007	14.44	.02	2.19	2.21	—	—	—	16.65	15.31	286	1.50	.12	78.84
July 31, 2006	14.44	.02 [j]	(.01)	.01	(.01)	(.01)	—	14.44	.09 [j]	272	1.35 [i,j]	.17 [j]	85.13
July 31, 2005	12.44	.08 [g,h]	1.95	2.03	(.03)	(.03)	—	14.44	16.33 [h]	252	1.44 [i]	.63 [g,h]	113.03
July 31, 2004	11.59	.02	.83	.85	—	—	—	12.44	7.33 [f]	301	1.38	.14	101.63

Class Y
July 31, 2008	$16.88	.12	(2.80)	(2.68)	(.10)	(.10)	—	$14.10	(15.96)	$5,026.99		.76	118.70
July 31, 2007	14.62	.11	2.21	2.32	(.06)	(.06)	—	16.88	15.88	71,184	1.00	.64	78.84
July 31, 2006	14.62	.10 [j]	(.02)	.08	(.08)	(.08)	—	14.62	.55 [j]	80,374	.85 [i,j]	.68 [j]	85.13
July 31, 2005	12.60	.14 [g,h]	1.98	2.12	(.10)	(.10)	—	14.62	16.91 [h]	97,893	.94 [i]	1.02 [g,h]	113.03
July 31, 2004	11.67	.08	.85	.93	—	—	—	12.60	7.97 [f]	111,037.88		.59	101.63

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of average net assets

July 31, 2008	0.03%

July 31, 2007	<0.01

July 31, 2006	<0.01

July 31, 2005	0.01

July 31, 2004	<0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring payment from Putnam Management of $0.014 per share outstanding as of January 31, 2004 as restitution for losses resulting from the correction of operational errors. Without this payment, total returns for each class, for the fiscal year ended July 31, 2004 would have been as follows:

Total return

Class A	7.50%

Class B	6.83

Class C	6.79

Class M	7.00

Class R	7.25

Class Y	7.88

g Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.05	0.38%

Class B	0.05	0.38

Class C	0.05	0.38

Class M	0.05	0.38

Class R	0.06	0.42

Class Y	0.05	0.34

h Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.10%

Class B	0.01	0.10

Class C	0.01	0.10

Class M	0.01	0.10

Class R	0.01	0.08

Class Y	0.01	0.10

i Does not reflect reimbursements from Putnam Management related to changes in the calculation of fees pursuant to the fund’s management contract in connection with a settlement with the SEC, which amounted to 0.01% and 0.13% of average net assets for the periods ended July 31, 2006 and July 31, 2005, respectively.

j Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.07% of average net assets for the period ended July 31, 2006.

The accompanying notes are an integral part of these financial statements.

26	27

Notes to financial statements 7/31/08

Note 1: Significant accounting policies

Putnam Research Fund (the “fund”) is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in common stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2008, the value of securities loaned amounted to $20,658,718. Certain of these securities were sold prior to period end and are included in the Receivable for securities sold on the Statement of assets and liabilities. The fund received cash collateral of $21,209,970, which is pooled with collateral of other Putnam funds into 70 issues of short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2008, the fund had a capital loss carryover of $399,707,067 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$110,556,619	July 31, 2010

289,150,448	July 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2009, $59,861,116 of losses recognized during the period November 1, 2007 to July 31, 2008.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses and post-October loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2008, the fund reclassified $1,116,122 to decrease undistributed net investment income, with a decrease to accumulated net realized loss of $1,116,122.

The tax basis components of distributable earnings and the federal tax cost as of July 31, 2008 were as follows:

Unrealized appreciation	$16,485,282
Unrealized depreciation	(54,926,338)

Net unrealized depreciation	(38,441,056)
Capital loss carryforward	(399,707,067)
Post-October loss	(59,861,116)

Cost for federal income tax purposes	$427,441,087

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services
and other transactions

Effective January 1, 2007, the fund and Putnam Management entered into an amended management contract (which was automatically terminated upon Putnam Management’s change of control on August 3, 2007 and replaced with a new, though substantially identical, contract that had been approved by shareholders in May 2007) in connection with a September 2006 agreement between Putnam Management and the SEC settling charges that the structure of the fund’s management fee did not fully comply with applicable SEC regulations concerning performance fees. Under both the amended contract and the previous contract, the fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The amended management contract provides that through June 30, 2008, the base fee described above will be subject to a downward adjustment based on the investment performance of the fund compared to changes in the value of the S&P 500 Index. The adjustment will reduce the base fee for a fiscal quarter by 0.01% of the fund’s average net assets for each full 1.00% increment in excess of 3.00% (subject to a maximum reduction of 0.07%) by which the fund underperforms the S&P 500 Index (i) over the 36-month period ending on the last day of the fund’s most recently completed calendar quarter (based on the fund’s average net assets over such 36-month period) or (ii) over the 36-month period ending at the end of the prior calendar quarter (based on the fund’s average net assets over the most recently completed calendar quarter), whichever results in the greatest downward adjustment. Following this transition period, the fund will pay Putnam Management only the applicable base fee.

From September 2004 to January 1, 2007, the fund’s base fee was subject to the downward adjustment described above and also to an upward adjustment if the fund outperformed the S&P 500 Index over a specified 36-month period. During these periods no upward adjustment to the fund’s base fee was applied. For the year ended July 31, 2008, the base management fee represented an effective annual basic rate of 0.63% of the fund’s average net assets before a decrease of $508,050 (0.09% of the fund’s average net assets) based on performance.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from July 1, 2008 through June 30, 2009, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper, Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2007 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage/service arrangements that reduced expenses of the fund.

For the year ended July 31, 2008, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $149,521 of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

For the year ended July 31, 2008, Putnam Management has assumed $1,156 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended July 31, 2008, the fund incurred $2,231,945 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the year ended July 31, 2008, the fund’s expenses were reduced by $32,219 under the expense offset arrangements and by $93,796 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $359, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended July 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $22,175 and $612 from the sale of class A and class M shares, respectively, and received $78,337 and $1,977 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $17 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended July 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $655,694,604 and $895,886,061, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year ended July 31, 2008 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding at
beginning of year	$—	$—

Options opened	73,161	38,044

Options exercised	—	—

Options expired	—	—

Options closed	(73,161)	(38,044)

Written options outstanding
at end of year	$—	$—

Note 4: Capital shares

At July 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/08		Year ended 7/31/07

Class A	Shares	Amount	Shares	Amount

Shares sold	3,435,894	$53,599,459	6,161,889	$100,085,959

Shares issued in	78,912	1,288,636	33,272	536,005
connection with
reinvestment of
distributions

	3,514,806	54,888,095	6,195,161	100,621,964

Shares	(11,321,293)	(174,160,988)	(12,538,867)	(203,063,333)
repurchased

Net decrease	(7,806,487)	$(119,272,893)	(6,343,706)	$(102,441,369)

	Year ended 7/31/08		Year ended 7/31/07

Class B	Shares	Amount	Shares	Amount

Shares sold	220,102	$3,267,477	551,473	$8,339,593

Shares issued in	—	—	—	—
connection with
reinvestment of
distributions

	220,102	3,267,477	551,473	8,339,593

Shares	(4,539,618)	(65,847,633)	(8,303,970)	(126,576,197)
repurchased

Net decrease	(4,319,516)	$(62,580,156)	(7,752,497)	$(118,236,604)

	Year ended 7/31/08		Year ended 7/31/07

Class C	Shares	Amount	Shares	Amount

Shares sold	60,461	$895,243	96,057	$1,475,554

Shares issued in	—	—	—	—
connection with
reinvestment of
distributions

	60,461	895,243	96,057	1,475,554

Shares	(497,481)	(7,243,494)	(582,225)	(8,885,995)
repurchased

Net decrease	(437,020)	$(6,348,251)	(486,168)	$(7,410,441)

	Year ended 7/31/08		Year ended 7/31/07

Class M	Shares	Amount	Shares	Amount

Shares sold	17,391	$264,200	37,940	$593,111

Shares issued in	—	—	—	—
connection with
reinvestment of
distributions

	17,391	264,200	37,940	593,111

Shares	(195,877)	(2,896,603)	(261,232)	(4,081,782)
repurchased

Net decrease	(178,486)	$(2,632,403)	(223,292)	$(3,488,671)

	Year ended 7/31/08		Year ended 7/31/07

Class R	Shares	Amount	Shares	Amount

Shares sold	3,782	$57,863	6,186	$101,108

Shares issued in	10	170	—	—
connection with
reinvestment of
distributions

	3,792	58,033	6,186	101,108

Shares	(13,721)	(207,111)	(7,861)	(125,451)
repurchased

Net decrease	(9,929)	$(149,078)	(1,675)	$(24,343)

	Year ended 7/31/08		Year ended 7/31/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	188,467	$2,969,196	297,143	$4,838,395

Shares issued in	24,459	402,104	18,538	300,682
connection with
reinvestment of
distributions

	212,926	3,371,300	315,681	5,139,077

Shares	(4,073,704)	(61,879,562)	(1,594,812)	(25,909,637)
repurchased

Net decrease	(3,860,778)	$(58,508,262)	(1,279,131)	$(20,770,560)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended July 31, 2008, management fees paid were reduced by $5,023 relating to the fund’s investment in Putnam Prime

Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $268,501 for the year ended July 31, 2008. During the year ended July 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $198,847,641 and $206,352,255, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Federal tax information and brokerage commissions (unaudited)

Federal tax information

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended July 31, 2008, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Research group for the year ended July 31, 2008. The Putnam mutual funds in this group are Putnam Global Natural Resources Fund, Putnam Health Sciences Trust, Putnam Research Fund, Putnam Utilities Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT Research Fund, and Putnam VT Utilities Growth and Income Fund.

The top five firms that received brokerage commissions for trades executed for the Research group are (in descending order) UBS Securities, Credit Suisse First Boston, Morgan Stanley & Co. Inc., Goldman Sachs, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 53% of the total brokerage commissions paid for the year ended July 31, 2008.

Commissions paid to the next 10 firms together represented approximately 32% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns (merged with JPMorgan), Sanford C. Bernstein & Co., Deutsche Bank Securities, Lehman Brothers, Merrill Lynch, Pierce, Fenner, & Smith, JP Morgan Securities, RBC Capital Markets, Redburn Partners, Wachovia Securities and Weeden & Co.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter

Trustee since 1994 and
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum.

Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Trustee since 1985 and Chairman since 2000

John A. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Mr. Hill was born and raised in Midland, Texas; received his B.A. in Economics from Southern Methodist University; and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Trustee since 2006

Mr. Leibler is a Founding Partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officerof the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Richard B.Worley

Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief
	Operating Officer, Atalanta/Sosnoff	Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Management Corporation	Vice President, Assistant Clerk, Assistant
Senior Vice President and Treasurer		Treasurer and Proxy Manager
Since 2004	Francis J. McNamara, III (Born 1955)	Since 2005
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.
The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value —with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at www.putnam.com
A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays, 9:00 a.m. to 5:00 p.m. Eastern Time.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal	Vice President, Assistant Clerk,
Investment Sub-Manager	Executive Officer, Associate Treasurer	Assistant Treasurer and Proxy Manager
Putnam Investments Limited	and Compliance Liaison
57–59 St James’s Street
London, England SW1A 1LD	Jonathan S. Horwitz
Senior Vice President and Treasurer
Marketing Services
Putnam Retail Management	Steven D. Krichmar
One Post Office Square	Vice President and Principal Financial Officer
Boston, MA 02109
Janet C. Smith
Custodian	Vice President, Principal Accounting Officer
State Street Bank and Trust Company	and Assistant Treasurer

Legal Counsel	Susan G. Malloy
Ropes & Gray LLP	Vice President and Assistant Treasurer

Independent Registered Public	Beth S. Mazor
Accounting Firm	Vice President
KPMG LLP
James P. Pappas
Trustees	Vice President
John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman	Francis J. McNamara, III
Charles B. Curtis	Vice President and Chief Legal Officer
Robert J. Darretta
Myra R. Drucker	Robert R. Leveille
Charles E. Haldeman, Jr.	Vice President and Chief Compliance Officer
Paul L. Joskow
Elizabeth T. Kennan	Mark C. Trenchard
Kenneth R. Leibler	Vice President and BSA Compliance Officer
Robert E. Patterson
George Putnam, III	Judith Cohen
Richard B. Worley	Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN067 252425 9/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2008	$42,000	$--	$3,900	$-

July 31, 2007	$40,321*	$--	$3,550	$ -

* Includes fees of $1,471 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal year ended July 31, 2007. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended July 31, 2008 and July 31, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $72,633 and $3,550 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

July 31, 2008	$ -	$ -	$ -	$ -

July 31,2007	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: September 25, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 25, 2008